Income Taxes	12 Months Ended
Sep. 30, 2012
Income Tax Disclosure [Abstract]
Income Taxes
INCOME TAXES
The following table shows the significant components of the income tax provision from continuing operations:

	Fiscal Year Ended September 30,
	2012	2011	2010
	(in thousands)
Current
Federal	$60,343	$49,744	$54,456
State and foreign	9,108	3,052	2,553
	69,451	52,796	57,009
Deferred
Federal	3,337	13,408	(2,811)
State and foreign	(1,536)	268	(56)
	1,801	13,676	(2,867)
	$71,252	$66,472	$54,142

The following table shows a reconciliation of income taxes calculated at the statutory rate and the provision for income taxes attributable to continuing operations:

	Fiscal Year Ended September 30,
	2012	2011	2010
	(in thousands)
Income taxes at the federal statutory rate	$77,789	$65,969	$52,941
Non-deductible expense related to incentive stock options	(633)	—	1
State income tax, net of federal benefit	349	2,728	2,172
Change in valuation allowance	2,242	1,425	1,273
Federal tax credits	(922)	(167)	(134)
Foreign tax credit	(4,342)	(4,356)	(2,849)
Effect of permanently reinvesting foreign earnings	(3,820)	—	—
Other	589	873	738
Total provision	$71,252	$66,472	$54,142
Effective tax rate	32.1%	35.3%	35.8%

The Company's effective tax rates were approximately 32%, 35% and 36% for the fiscal years ended September 30, 2012, 2011 and 2010, respectively. The decrease in the fiscal 2012 effective tax rate is due primarily to certain undistributed foreign earnings for which no U.S. taxes are provided because such earnings are intended to be permanently reinvested outside the U.S.
The following table shows significant components of our deferred tax assets and liabilities as of September 30:

	September 30,
	2012	2011
	(in thousands)
Deferred tax assets:
Book over tax depreciation	$—	$1,001
Tax over book inventory	3,904	3,457
Accrued liabilities	14,334	12,220
Pawn service charges receivable	3,937	3,775
Stock compensation	974	—
State and foreign net operating loss carry-forwards	3,845	1,425
Total deferred tax assets	26,994	21,878
Deferred tax liabilities:
Tax over book amortization	10,833	6,605
Foreign income and dividends	3,864	2,932
Tax over book depreciation	1,912	—
Stock compensation	—	194
Prepaid expenses	1,082	928
Total deferred tax liabilities	17,691	10,659
Net deferred tax asset	9,303	11,219
Valuation allowance	(2,242)	(1,425)
Net deferred tax asset	$7,061	$9,794

Deferred taxes are not provided for temporary differences of approximately $16.8 million representing earnings of non-U.S. subsidiaries intended to be permanently reinvested outside the U.S. We estimate that, upon distribution of our share of these earnings, we would be subject to U.S. income taxes of approximately $0.8 million as of September 30, 2012. At September 30, 2012 and 2011, we provided deferred income taxes on all undistributed earnings from Albemarle & Bond, and received dividends of approximately $3.3 million and $3.2 million, respectively. At September 30, 2012 and 2011, we provided deferred income taxes on all undistributed earnings from Cash Converters, and recorded dividends of approximately $4.4 million and $4.1 million, respectively. Any taxes paid to foreign governments on these earnings may be used in whole or in part as credits against the U.S. tax on any dividends distributed from such earnings.
Under FASB ASC 740-10-25 (“Accounting for Uncertainty in Income Taxes”), a tax position must be more-likely-than-not to be sustained upon examination, based on the technical merits of the position to be recognized in the financial statements. In making the determination of sustainability, we must presume the appropriate taxing authority with full knowledge of all relevant information will examine tax positions. FASB ASC 740-10-25 also prescribes how the benefit should be measured, including the consideration of any penalties and interest. It requires that the standard be applied to the balances of tax assets and liabilities as of the beginning of the period of adoption and that a corresponding adjustment be made to the opening balance of equity.
We recognize interest and penalties related to unrecognized tax benefits as federal income tax expense on our statement of operations.
We are subject to U.S., Mexico, and Canada income taxes as well as to income taxes levied by various state and local jurisdictions. With few exceptions, we are no longer subject to examinations by tax authorities for years before the tax year ended September 30, 2008. The Internal Revenue Service has completed its field audit of the Company's federal income tax return for the fiscal year ended September 30, 2010 and proposed certain adjustments. Management believes that adequate provisions have been made for any adjustments that may result from tax examinations.